                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

       2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2023 TARGET TERM
 SERIES)                                FUND
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
 (INVESCO INTERNATIONAL MUTUAL FUNDS)
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MANAGEMENT TRUST
 INVESTMENT FUNDS)
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL INCOME
 (INVESCO INVESTMENT SECURITIES FUNDS)  OPPORTUNITIES TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO MUNICIPAL OPPORTUNITY TRUST
 FUNDS)
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO MUNICIPAL TRUST
 TAX-EXEMPT FUNDS)
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO PENNSYLVANIA VALUE MUNICIPAL
 TREASURER'S SERIES TRUST)              INCOME TRUST
 AIM VARIABLE INSURANCE FUNDS (INVESCO INVESCO QUALITY MUNICIPAL INCOME TRUST VARIABLE INSURANCE FUNDS)
 INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO SECURITIES TRUST
 TRUST II
 INVESCO BOND FUND                      INVESCO SENIOR INCOME TRUST
                                        INVESCO TRUST FOR INVESTMENT GRADE
                                        MUNICIPALS
                                        INVESCO TRUST FOR INVESTMENT GRADE
                                        NEW YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

           on behalf of the Funds listed in
           the Exhibit to this Memorandum of
           Agreement

           By:     /s/ John M. Zerr
                   --------------------------
           Title:  Senior Vice President

           INVESCO ADVISERS, INC.

           By:     /s/ John M. Zerr
                   --------------------------
           Title:  Senior Vice President

                        EXHIBIT A TO ADVISORY FEE MOA
      AIM COUNSELOR
      SERIES TRUST
   (INVESCO COUNSELOR                                                EXPIRATION
      SERIES TRUST)            WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
    ------------------      ------------------------  -------------- ----------
 Invesco Strategic Real        Invesco will waive       4/30/2014    06/30/2019
 Return Fund                  advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

  AIM INVESTMENT FUNDS                                               EXPIRATION
(INVESCO INVESTMENT FUNDS      WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
-------------------------   ------------------------  -------------- ----------
 Invesco Balanced-Risk         Invesco will waive        02/24/15    06/30/2019
 Commodity Strategy           advisory fees in an
 Fund                         amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments
 Invesco Global Targeted       Invesco will waive       12/17/2013   06/30/2019
 Returns Fund                 advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

 AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S                                           EXPIRATION
      SERIES TRUST)            WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
--------------------------  ------------------------  -------------- ----------
 Premier Portfolio          Invesco will waive           2/1/2011    12/31/2017
                            advisory fees in the
                            amount of 0.07% of the
                            Fund's average daily net
                            assets
 Premier U.S.               Invesco will waive           2/1/2011    12/31/2017
 Government Money           advisory fees in the
 Portfolio                  amount of 0.07% of the
                            Fund's average daily net
                            assets
 Premier Tax-Exempt         Invesco will waive          06/01/2016   12/31/2017
 Portfolio                  advisory fees in the
                            amount of 0.05% of the
                            Fund's average daily net
                            assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco American Franchise Fund              February 12, 2010   June 30, 2019
Invesco California Tax-Free Income Fund      February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund        February 12, 2010   June 30, 2019
Invesco Equity and Income Fund               February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2019
Invesco Growth and Income Fund               February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income Fund    February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund                   February 12, 2010   June 30, 2019
Invesco Short Duration High Yield Municipal
  Fund                                       September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund             February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                      ---------------- ---------------
Invesco Charter Fund                             July 1, 2007    June 30, 2019
Invesco Diversified Dividend Fund                July 1, 2007    June 30, 2019
Invesco Summit Fund                              July 1, 2007    June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco European Small Company Fund              July 1, 2007    June 30, 2019
Invesco Global Core Equity Fund                  July 1, 2007    June 30, 2019
Invesco International Small Company Fund         July 1, 2007    June 30, 2019
Invesco Small Cap Equity Fund                    July 1, 2007    June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Alternative Strategies Fund           October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2019
Invesco Quality Income Fund                   February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2019
Invesco European Growth Fund                    July 1, 2007     June 30, 2019
Invesco Global Growth Fund                      July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity Fund       June 30, 2016    June 30, 2019
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2019
Invesco International Companies Fund          December 21, 2015  June 30, 2019
Invesco International Core Equity Fund          July 1, 2007     June 30, 2019
Invesco International Growth Fund               July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco All Cap Market Neutral Fund         December 17, 2013   June 30, 2019
 Invesco Balanced-Risk Allocation Fund/1/       May 29, 2009     June 30, 2019
 Invesco Balanced-Risk Commodity Strategy
   Fund/2/                                   November 29, 2010   June 30, 2019
 Invesco Developing Markets Fund                July 1, 2007     June 30, 2019
 Invesco Emerging Markets Equity Fund           May 11, 2011     June 30, 2019
 Invesco Emerging Markets Flexible Bond
   Fund/3/                                     June 14, 2010     June 30, 2019
 Invesco Endeavor Fund                          July 1, 2007     June 30, 2019
 Invesco Global Health Care Fund                July 1, 2007     June 30, 2019
 Invesco Global Infrastructure Fund             May 2, 2014      June 30, 2019
 Invesco Global Market Neutral Fund          December 17, 2013   June 30, 2019
 Invesco Global Targeted Returns Fund/5/     December 17, 2013   June 30, 2019
 Invesco Greater China Fund                     July 1, 2007     June 30, 2019
 Invesco Long/Short Equity Fund              December 17, 2013   June 30, 2019
 Invesco Low Volatility Emerging Markets
   Fund                                      December 17, 2013   June 30, 2019
 Invesco Macro Allocation Strategy Fund/4/   September 25, 2012  June 30, 2019
 Invesco Macro International Equity Fund     December 17, 2013   June 30, 2019
 Invesco Macro Long/Short Fund               December 17, 2013   June 30, 2019
 Invesco MLP Fund                             August 29, 2014    June 30, 2019
 Invesco Multi-Asset Income Fund/6/          December 13, 2011   June 30, 2019
 Invesco Pacific Growth Fund                 February 12, 2010   June 30, 2019
 Invesco Select Companies Fund                  July 1, 2007     June 30, 2019
 Invesco World Bond Fund                        July 1, 2007     June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Corporate Bond Fund                   February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund                 July 1, 2007     June 30, 2019
Invesco Government Money Market Fund            July 1, 2007     June 30, 2019
Invesco High Yield Fund                         July 1, 2007     June 30, 2019
Invesco Real Estate Fund                        July 1, 2007     June 30, 2019
Invesco Short Duration Inflation Protected
  Fund                                          July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund                    July 1, 2007     June 30, 2019
Invesco U.S. Government Fund                    July 1, 2007     June 30, 2019
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco American Value Fund                  February 12, 2010  June 30, 2019
 Invesco Comstock Fund                        February 12, 2010  June 30, 2019
 Invesco Energy Fund                            July 1, 2007     June 30, 2019
 Invesco Dividend Income Fund                   July 1, 2007     June 30, 2019
 Invesco Gold & Precious Metals Fund            July 1, 2007     June 30, 2019
 Invesco Mid Cap Growth Fund                  February 12, 2010  June 30, 2019
 Invesco Small Cap Value Fund                 February 12, 2010  June 30, 2019
 Invesco Technology Fund                        July 1, 2007     June 30, 2019
 Invesco Technology Sector Fund               February 12, 2010  June 30, 2019
 Invesco Value Opportunities Fund             February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco High Yield Municipal Fund            February 12, 2010  June 30, 2019
 Invesco Intermediate Term Municipal Income
   Fund                                       February 12, 2010  June 30, 2019
 Invesco Municipal Income Fund                February 12, 2010  June 30, 2019
 Invesco New York Tax Free Income Fund        February 12, 2010  June 30, 2019
 Invesco Tax-Exempt Cash Fund                   July 1, 2007     June 30, 2019
 Invesco Limited Term Municipal Income Fund     July 1, 2007     June 30, 2019

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                         ----------------- ---------------
 Invesco V.I. American Franchise Fund........ February 12, 2010  June 30, 2019
 Invesco V.I. American Value Fund............ February 12, 2010  June 30, 2019
 Invesco V.I. Balanced-Risk Allocation
   Fund/7/................................... December 22, 2010  June 30, 2019
 Invesco V.I. Comstock Fund.................. February 12, 2010  June 30, 2019
 Invesco V.I. Core Equity Fund...............   July 1, 2007     June 30, 2019
 Invesco V.I. Core Plus Bond Fund............  April 30, 2015    June 30, 2019
 Invesco V.I. Diversified Dividend Fund...... February 12, 2010  June 30, 2019
 Invesco V.I. Equally-Weighted S&P 500 Fund.. February 12, 2010  June 30, 2019
 Invesco V.I. Equity and Income Fund......... February 12, 2010  June 30, 2019
 Invesco V.I. Global Core Equity Fund........ February 12, 2010  June 30, 2019
 Invesco V.I. Global Health Care Fund........   July 1, 2007     June 30, 2019
 Invesco V.I. Global Real Estate Fund........   July 1, 2007     June 30, 2019
 Invesco V.I. Government Money Market Fund...   July 1, 2007     June 30, 2019
 Invesco V.I. Government Securities Fund.....   July 1, 2007     June 30, 2019
 Invesco V.I. Growth and Income Fund......... February 12, 2010  June 30, 2019
 Invesco V.I. High Yield Fund................   July 1, 2007     June 30, 2019
 Invesco V.I. International Growth Fund......   July 1, 2007     June 30, 2019
 Invesco V.I. Managed Volatility Fund........   July 1, 2007     June 30, 2019
 Invesco V.I. Mid Cap Core Equity Fund.......   July 1, 2007     June 30, 2019
 Invesco V.I. Mid Cap Growth Fund............ February 12, 2010  June 30, 2019
 Invesco V.I. S&P 500 Index Fund............. February 12, 2010  June 30, 2019
 Invesco V.I. Small Cap Equity Fund..........   July 1, 2007     June 30, 2019
 Invesco V.I. Technology Fund................   July 1, 2007     June 30, 2019
 Invesco V.I. Value Opportunities Fund.......   July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Exchange Fund                        September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                         ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation
   Fund/8/                                    January 16, 2013  June 30, 2019

                           INVESCO MANAGEMENT TRUST

  FUND                                         EFFECTIVE DATE COMMITTED UNTIL
  ----                                         -------------- ---------------
  Invesco Conservative Income Fund              July 1, 2014   June 30, 2019

                               CLOSED-END FUNDS

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Advantage Municipal Income Trust II     May 15, 2012     June 30, 2019
Invesco Bond Fund                             August 26, 2015    June 30, 2019
Invesco California Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2019
Invesco Dynamic Credit Opportunities Fund       May 15, 2012     June 30, 2019
Invesco High Income 2023 Target Term Fund    November 28, 20016  June 30, 2019
Invesco High Income Trust II                    May 15, 2012     June 30, 2019
Invesco Municipal Income Opportunities Trust  August 26, 2015    June 30, 2019
Invesco Municipal Opportunity Trust             May 15, 2012     June 30, 2019
Invesco Municipal Trust                         May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal Income
  Trust                                         May 15, 2012     June 30, 2019
Invesco Quality Municipal Income Trust        August 26, 2015    June 30, 2019
Invesco Senior Income Trust                     May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade
  Municipals                                    May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade New York
  Municipals                                    May 15, 2012     June 30, 2019
Invesco Value Municipal Income Trust            June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.